Exhibit 10.28

REGUS

Addendum to Service Agreement

This Addendum to the Service Agreement (“Addendum”) is made and entered into on the 4th day of January, 2013, by and between HQ Global Workplaces (“Regus”) and Methylgene, Inc. (“Client”).

Recitals

A.                                    Client and Regus are parties to that certain Service Agreement (“Agreement”) dated   December 1, 2012   in which Regus provides certain services and facilities to you.

B.                                    The parties desire to amend the terms of the Office Agreement under the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein and other good and valuable considerations, the parties agree as follows:

2.                                      Amendment.  The Office Agreement will be amended as follows:

A.                                    Client will change business name currently “Methylgene, Inc.” to the name “Methylgene US Inc.”, and will use this company name for the duration of their agreement with HQ University Towne Center at 4660 La Jolla Village Drive, Suite 500, San Diego, CA  92122.

3.                                      Control.  Except as specifically modified or amended by the terms of this Addendum, the Agreement will remain in full force and effect.  In the event of a conflict between this Addendum and the Agreement or any attachment hereto, this Addendum will control.

4.                                      Capitalized Terms.  All capitalized terms not otherwise defined in this Addendum will have their respective meanings as set forth in the Agreement.

5.                                      General Terms.  This Addendum may be executed in one or more counterparts and/or by facsimile, each of which will be deemed an original and all of which signed counterparts, taken together, will constitute one and the same instrument.

In Witness Whereof, the parties have executed this Addendum as of the date first above written.

Client:

METHYLGENE US INC.

By:	/s/ Charles M. Baum	Date:	January 8, 2013

Name:

Title:

Regus:

HQ Global Workplaces Regus Group

By:	/s/ Kiah Amande	Date:	January 8, 2013

Name:

Title: